Exhibit 10.10

SUBORDINATION AGREEMENT

Dated: April 12, 2011

To:	Faunus Group International, Inc.
80 Broad Street
22nd Floor
New York, NY 10004

To induce Faunus Group International, Inc. (“FGI”) to continue to provide a facility for purchasing Accounts from, and otherwise extending credit from time to time for the benefit of, Magla Products, LLC, a New Jersey limited liability company (“Magla Products”), Magla International LLC, a New Jersey limited liability company (“Magla International” and together with Magla Products, the “Magla Entities”) and Ads in Motion, Inc., a Delaware corporation (“Obligor” and together with Magla Entities, the “Debtors”), pursuant to the terms of that certain Sale of Accounts and Security Agreement  among the Magla Entities and FGI as of February 8, 2011 (as hereafter amended, extended, modified, supplemented, restated or replaced from time to time, the “FGI Agreement”), Investors named on the signature pages hereto and any other investor under the SubDebt Agreements (collectively, the “Subordinated Creditor”) and Collateral Agent (as defined below), and FGI hereby agree as set forth below.  All capitalized terms not defined herein shall have the meaning set forth in the FGI Agreement.  Subordinated Creditor and Collateral Agent shall cause any new Investor to sign a joinder to this Subordination Agreement in the form of Schedule A attached hereto and made a part hereof at the time it becomes a party to the SubDebt Agreements.

1. Subordination:  The payment of any and all Subordinated Debt is expressly subordinated to the Senior Obligations to the extent and in the manner set forth in this Subordination Agreement.  The term “Subordinated Debt” means all indebtedness, liabilities and obligations of Debtors, or any of them, now existing or hereafter arising, to the Subordinated Creditor, including but not limited to: (i) debts, liabilities and other obligations, including without limitation, indemnification obligations, owing by Debtors, or any of them, to the Subordinated Creditor, or any of the Subordinated Creditor’s successors, assignees, affiliates or designees, pursuant to the terms and conditions of the agreements and documents referred to on Schedule B attached hereto and made a part hereof (collectively, “SubDebt Agreements”), including the original issue discount senior subordinated convertible notes of Obligor due September 25, 2012 (the “Notes”) and (ii) any other obligations owing by Debtors, or any of them, now or hereafter to the Subordinated Creditor. The term “Senior Obligations” means any and all Obligations and other indebtedness of Debtors, or any of them, to FGI under, in connection with, or in any way related to (including debtor-in-possession financing), the FGI Agreement (including, without limitation, any interest accruing thereon after maturity or after the filing of any Proceeding (as defined below) relating to Debtors, or any of them, whether or not a claim for post-filing or post-petition interest is allowed in such Proceeding).  For purposes hereof, “Proceeding” means (a) any voluntary or involuntary insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar case or proceeding relating to Debtors, or any of them, or any material portion of their properties, (b) any case or proceeding for any liquidation, dissolution or other wind-up of Debtors, or any of them, whether voluntary or involuntary, and whether or not involving insolvency or bankruptcy proceedings, or (c) any assignment for the benefit of creditors or marshalling of assets of Debtors, or any of them, or the appointment of a trustee, receiver, or other custodian for Debtors, or any of them, or any material portion of their respective property.

2. Permitted Payments; Payment Blocks:  Unless and until the Senior Obligations is indefeasibly paid and satisfied in full and FGI notifies Debtors that it has no further intention of purchasing Accounts under the FGI Agreement or otherwise extending credit thereunder, no Debtor shall pay, and the Subordinated Creditor shall not accept, any payments of any kind whatsoever associated with the Subordinated Debt, except as set forth below.  No payment or distribution of any kind shall be made directly or indirectly, whether in cash, securities or other property, by setoff or otherwise, on account of any Subordinated Debt or in respect of any redemption, repurchase or other acquisition of any Subordinated Debt by any Debtor, or received by the Subordinated Creditor except as set forth below. The Subordinated Creditor may convert the Notes to equity at any time or from time to time, in accordance with the terms of the SubDebt Agreements, whether or not such conversion would result in an Event of Default. The Subordinated Debt and Notes shall not be prepayable, in whole or in part. Notwithstanding the foregoing, Debtors may:

(a) pay regularly scheduled interest due on the Notes for the first nine (9) months of the term of the Notes from the closing proceeds of such Notes set aside by Obligor for that purpose; and

(b) pay regularly scheduled interest and principal due after the ninth (9th) month of the term of the Notes, in accordance with the terms of the SubDebt Agreements, so long as at the time of such payments (and after giving effect to such proposed payments):

 (i) the Magla Entities have at least $200,000 in unrestricted cash on deposit;

(ii) the Magla Entities have maintained earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $500,000 for the trailing three (3) months; and

(iii) Debtors have furnished Subordinated Creditor and FGI with financial statements (and such other information as required by FGI) five (5) days prior to such payments ensuring compliance with the requirements set forth in (i)-(ii) above, provided, in each case, no Default or Event of Default exists or would exist after giving effect to (a) or (b).

3. Payments Held in Trust:  Any payments on the Subordinated Debt received by the Subordinated Creditor (including, without limitation, prepayments on the Subordinated Debt), other than as expressly permitted in paragraph 2 above, shall be held in trust for FGI and the Subordinated Creditor will forthwith turn over any such payments in the form received, properly endorsed, to FGI to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the Senior Obligations, as determined by FGI.

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4. Future Liens; Acknowledgment of Lien:  No Debtor shall grant to the Subordinated Creditor and the Subordinated Creditor shall not take any lien on or security interest in any Debtor’s property, now owned or hereafter acquired or created, without FGI’s prior written consent unless FGI has, or contemporaneously therewith receives, a lien and security interest that ranks prior and superior to the lien and security interest granted to the Subordinated Creditor, on the same terms and conditions as set forth herein. In the event that the Subordinated Creditor obtains such liens or security interests, it shall immediately execute and deliver to FGI such documents, instruments and agreements, and take such other actions, as FGI shall request to release such liens and security interest. Notwithstanding the foregoing, FGI acknowledges that Worldwide Transfer LLC (“Collateral Agent”), as collateral agent for the Subordinated Creditor, has been granted a (a) first lien on and security interest in all of the common stock of Obligor pledged by Jordan Glatt (“Equity Collateral”) and (b) a subordinate lien on and security interest in the Collateral (the “Personal Property Collateral”), which is hereby and shall always be subject and subordinate to the liens and security interests of FGI in the Personal Property Collateral, and FGI’s liens and security interests in the Personal Property Collateral shall, in all respects, whether now existing or hereafter arising, be first, prior and superior to that of Collateral Agent and Subordinated Creditor.  FGI hereby acknowledges and agrees that it does not have a lien or other interest in the Equity Collateral.

5. Priority of Liens:  Irrespective of (i) the date, time, method, manner or order of attachment or perfection of any Liens Debtors have granted to Subordinated Creditor, (ii) the usual application of the priority provisions of the Uniform Commercial Code or any other applicable laws or agreements, (iii) whether the Liens granted to FGI are properly perfected, (iv) whether arising pre-petition or post-petition, (v) whether granted pursuant to any credit document, a debtor-in-possession financing provided to Debtors, or any of them, by FGI or others, or the post-petition use of cash collateral by Debtors, or any of them, (vi) any understanding between Subordinated Creditor, Collateral Agent and Debtors, and (vii) any other priority provided by law or by any other agreement or any other matter, any Liens, of or in any of the assets of Debtors in favor of or for the benefit of Collateral Agent or Subordinated Creditor whether now existing or arising in the future, are hereby expressly made subordinate and junior in priority and right of enforcement to any Liens, of or in any of the Personal Property Collateral or other assets of Debtors, both now existing and arising in the future, securing any of the Senior Obligations.  Neither Subordinated Creditor nor Collateral Agent shall have any right to possession of any such assets or to foreclose upon any such assets, whether by judicial action or otherwise.

6. Restrictions on Actions of Collateral Agent and Subordinated Creditor:  Unless and until all Senior Obligations shall have been indefeasibly paid and satisfied in full and FGI notifies Debtors that is has no further intention of purchasing Accounts under the FGI Agreement or otherwise extending credit thereunder, neither Collateral Agent nor Subordinated Creditor shall take any action or exercise any rights, remedies or powers in respect of any Subordinated Debt (or with respect to any Personal Property Collateral, other than the Equity Collateral, as provided for above) or exercise any other right, remedy or power at law or in equity that Collateral Agent or Subordinated Creditor may otherwise possess to collect any of the Subordinated Debt or realize upon any Personal Property Collateral, including, without limitation, acceleration of the Subordinated Debt, commencement of foreclosure of any lien or security interest, commencement of any action to collect any Subordinated Debt or any part thereof, or the filing or joining with any other creditor (unless FGI shall also join therein) in the filing of a petition against any Debtor under the United States Bankruptcy Code or any equivalent provision of any foreign jurisdiction’s insolvency laws.  Under no circumstances whatsoever shall Collateral Agent or the Subordinated Creditor have a right to foreclose upon the Personal Property Collateral or otherwise attempt to enforce any rights it may have with respect to the Personal Property Collateral, whether by judicial action or otherwise (including without limitation, by execution on a judgment), until all of the Senior Obligations has been indefeasibly paid and satisfied in full, and FGI notifies Debtors that it has no further intention of purchasing Accounts under the FGI Agreement or otherwise extending credit thereunder.  Notwithstanding the foregoing, Collateral Agent and Subordinated Creditor may upon written notice to FGI:  (1) accelerate the Subordinated Debt and Notes after receiving a notice of acceleration of the Senior Obligations from FGI, (2) automatically accelerate the Subordinated Debt and Notes upon commencement of a Proceeding, (3) convert the Notes at any time or (4) take action with respect to the Equity Collateral.  Furthermore, Collateral Agent’s or Subordinated Creditor’s institution of any action in accordance with this paragraph 6 shall not entitle them to receive any payment in respect of Subordinated Debt or Notes in contravention of the other applicable provisions of this Subordination Agreement.  In the event FGI has instituted a judicial foreclosure proceeding, Collateral Agent, on behalf of Subordinated Creditor, shall be permitted to join in such proceeding to the extent necessary to protect its lien rights in the Equity Collateral.

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7. Rights to Collateral:  Unless and until the Senior Obligations are indefeasibly paid and satisfied in full and FGI notifies Debtors that it has no further intention of purchasing Accounts under the FGI Agreement or otherwise extending credit thereunder, (a) neither Collateral Agent nor the Subordinated Creditor shall have any right, as against FGI, to receive or retain all or any portion of the Personal Property Collateral, including the proceeds thereof, at any time, and (b) to the extent Collateral Agent or Subordinated Creditor obtains possession of any Personal Property Collateral and/or the proceeds thereof, Collateral Agent and Subordinated Creditor shall hold the same in trust for FGI and shall immediately deliver the same to FGI, in the same form as received with any necessary endorsement.  Neither Collateral Agent nor Subordinated Creditor shall do anything to impede or interfere with the normal collection and payment of the Personal Property Collateral or otherwise impede or interfere with the FGI’s exercise of rights, remedies or powers in respect of the Senior Debt and the Personal Property Collateral.

8. No Challenge to FGI’s Rights:  Neither  Collateral Agent nor Subordinated Creditor will make any assertion or claim in any action, suit or proceeding of any nature whatsoever in any way seeking to avoid or otherwise challenging (a) the perfection, priority, validity or effectiveness of the liens and security interests granted to FGI under and in connection with, (b) the validity or effectiveness to the transactions contemplated by, or (c) any remedial action taken in respect of the Personal Property Collateral by FGI under the FGI Agreement, or any other agreements, instruments or documents related to the FGI Agreement to the extent FGI complied with applicable law, all as may be amended, extended, modified, or replaced from time to time, other than for acts of fraud, gross negligence or willful misconduct by FGI as determined in a final non-appealable judgment rendered by a court of competent jurisdiction.

9. Proofs of Claim, etc.:  In the event of any Proceeding, Collateral Agent and Subordinated Creditor will at FGI’s request file any claims, proofs of claim, or other instruments of similar character necessary to enforce the obligations of Debtors in respect of the Subordinated Debt and will hold in trust for FGI and pay over to FGI in the same form received, to be applied on the Senior Obligations as determined by FGI, any and all money, dividends or other assets received in any such Proceeding on account of the Subordinated Debt to the extent that such payments are not derived from the Equity Collateral, unless and until the Senior Obligations shall be indefeasibly paid and satisfied in full and FGI notifies Debtors that it has no further intention of purchasing Accounts under the FGI Agreement or otherwise extending credit thereunder.  In the event either Collateral Agent or Subordinated Creditor fails to execute, verify, deliver and file any proofs of claim in respect of the Subordinated Debt in connection with any such Proceeding prior to thirty (30) days before the expiration of the time to file any such proof or fails to vote any such claim in any such Proceeding prior to fifteen (15) days before the expiration of the time to vote any such claim, FGI may, as attorney-in-fact for Collateral Agent and Subordinated Creditor, as applicable, take such action on behalf of Collateral Agent and Subordinated Creditor and Collateral Agent and Subordinated Creditor hereby appoints FGI as attorney-in-fact for the Subordinated Creditor (with full power to act in the place and stead of Collateral Agent and Subordinated Creditor) to file any claim, proof of claim or other instrument of similar character and to take such other similar actions in such Proceeding in FGI’s name or in the name of Collateral Agent and Subordinated Creditor, as FGI may deem reasonably necessary or advisable for the enforcement of this Subordination Agreement, including without limitation, to demand, sue for, collect, and receive any and all money, dividends or other assets and due and/or owing to Collateral Agent and Subordinated Creditor.  Collateral Agent and Subordinated Creditor will execute and deliver to FGI such other and further powers of attorney or other instruments as either reasonably may request in order to accomplish the foregoing.

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10. Senior Obligations Modification, Disposition, etc.:  FGI may at any time and from time to time, without the consent of or notice to Collateral Agent or Subordinated Creditor, without incurring responsibility to Collateral Agent or  Subordinated Creditor, Obligor or Magla Entities and without impairing or releasing any of FGI’s rights, or any of the obligations of the Subordinated Creditor hereunder:

(a) Change the amount, manner, place or terms of payment or change or extend the time of payment of or renew or alter the Senior Obligations, or any part thereof, or amend, supplement or replace the FGI Agreement and/or any notes executed in connection therewith in any manner or enter into or amend, supplement or replace in any manner any other agreement relating to the Senior Obligations including without limitation, such changes or modifications that may be made in conjunction with a complete or partial refinance thereof or otherwise;

(b) Sell, exchange, release or otherwise deal with all or any part of any property at any time pledged, assigned or mortgaged by any party to secure or securing the Senior Obligations or any part thereof;

(c) Release anyone liable in any manner for the payment or collection of the Senior Obligations (including, without limitation, Debtors, or any of them);

(d) Exercise or refrain from exercising any rights against Obligor, the Magla Entities or others (including Collateral Agent and Subordinated Creditor); and

(e) Apply sums paid by any party to the Senior Obligations in any order or manner as determined by FGI.

Notwithstanding the foregoing, FGI agrees to provide Collateral Agent at least ten (10) days prior notice of any public or private foreclosure sale with respect to the Personal Property Collateral.

11. Subordinated Debt Modification:  Collateral Agent, Subordinated Creditor and Debtors shall not amend or modify the SubDebt Agreements without the prior written consent of FGI.

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12. Transfer of Subordinated Debt:  The Subordinated Creditor will advise each future holder of all or any part of the Subordinated Debt that the Subordinated Debt is subordinated to the Senior Obligations in the manner and to the extent provided herein.  The Subordinated Creditor represents that no part of the Subordinated Debt or any instrument evidencing the same has been transferred or assigned and the Subordinated Creditor will not transfer or assign any part of the Subordinated Debt while any Senior Obligations remains outstanding, without written notice to FGI and such transfer or assignment is made expressly subject to this Subordination Agreement.  Upon FGI’s request, Collateral Agent and Subordinated Creditor will in the case of any Subordinated Debt which is not evidenced by any instrument cause the same to be evidenced by an appropriate instrument or instruments, and place thereon and on any and all instruments evidencing the Subordinated Debt a legend in such form as FGI may determine to the effect that the indebtedness evidenced thereby is subordinated and subject to the prior payment in full of all Senior Obligations pursuant to this Subordination Agreement, as well as deliver all such instruments to FGI.

13. Continuing Agreement; Reinstatement:  This is a continuing agreement and will remain in full force and effect until either (a) the 100% conversion of the Notes or (b) all of the Senior Obligations has been indefeasibly paid and satisfied in full and FGI notifies Debtors that it has no further intention of purchasing Accounts under the FGI Agreement or otherwise extending credit thereunder.  This Subordination Agreement will continue to be effective or will be automatically reinstated, as the case may be, if at any time payment of all or any part of the Senior Obligations is rescinded or must otherwise be returned to any Debtor upon a Proceeding of any Debtor or otherwise, all as though such payment had not been made.

14. Consent to Disposition:  (a)                                           If at any time or from time to time the Personal Property Collateral, or any portion thereof, is in any manner sold or otherwise transferred, the Collateral Agent’s and Subordinated Creditor’s consent to such disposition shall be automatically and irrevocably given (or deemed given) if FGI, in its sole discretion and for any reason, consents to such disposition.  In any event neither Collateral Agent nor Subordinated Creditor shall be entitled to receive any proceeds of any such disposition unless and until the Senior Obligations has been indefeasibly paid and satisfied in full and FGI notifies Debtors that it has no further intention of purchasing Accounts under the FGI Agreement or otherwise extending credit thereunder.

(b) If, at any time and for any reason, Collateral Agent or Subordinated Creditor consents, or is deemed to have consented to a sale, transfer or disposition in accordance with subsection (a) above and FGI releases its lien on the Personal Property Collateral, or any portion thereof, Collateral Agent shall likewise release its lien on the Personal Property Collateral so released from FGI’s lien; provided Collateral Agent’s security interest shall continue with respect to the proceeds of any Personal Property Collateral sold, transferred, conveyed or disposed of to the extent that such proceeds exceed the amount of the Senior Obligations.  FGI may, as attorney-in-fact for Collateral Agent and Subordinated Creditor, take such action on behalf of Collateral Agent and Subordinated Creditor (in FGI’s name or in the name of Collateral Agent and Subordinated Creditor, as FGI may deem necessary or advisable) and Collateral Agent and Subordinated Creditor each hereby appoints FGI as attorney-in-fact for Collateral Agent and Subordinated Creditor to effectuate such release, and Collateral Agent and Subordinated Creditor hereby authorizes FGI to file any Uniform Commercial Code amendments to Collateral Agent’s financing statements filed against Debtors, in connection with such release.  Collateral Agent and Subordinated Creditor will execute and deliver to FGI such other and further powers of attorney or other instruments as FGI reasonably may request in order to accomplish the foregoing.

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15. FGI Not Compelled to Act; Remedies Cumulative:  Nothing in this Subordination Agreement is intended to compel FGI, Collateral Agent or the Subordinated Creditor at any time to declare the Obligor or the Magla Entities in default or compel FGI to proceed against or refrain from proceeding against any Personal Property Collateral, including the Equity Collateral, in any order or manner.  All rights and remedies of FGI, with respect to the Personal Property Collateral, Debtors and any other obligors concerning the Senior Obligations are cumulative and not alternative.  In furtherance of the foregoing, Collateral Agent and Subordinated Creditor each waives any and all rights to assert the equitable doctrine of marshalling against FGI.

16. Financing in a Proceeding:  In the event of the commencement of a Proceeding, FGI shall have the option (in its sole and absolute discretion) to continue to provide financing (on terms acceptable to FGI) of the trustee, other fiduciary, or of Debtors, or any of them, as a debtor-in-possession, if FGI deems such financing to be in its best interests.  The subordination and lien priority provisions of this Subordination Agreement shall continue to apply to all advances made during the pendency of such Proceedings, so that FGI shall have a prior lien on all Personal Property Collateral (excluding the Equity Collateral), created before or during such Proceeding, to secure all Senior Obligations, whether created before or during such Proceeding.  Collateral Agent and Subordinated Creditor each hereby waives any right it may have to object to financing by FGI during such Proceeding and Collateral Agent’s and Subordinated Creditor’s each consent to such financing shall not be required regardless of whether the court supervising such Proceeding approves, grants or allows adequate protection to Collateral Agent and Subordinated Creditor.

17. Sharing of Information:  Debtors consent to FGI, Collateral Agent and the Subordinated Creditor sharing with each other any information they may have from time to time with respect to Debtors.  FGI, Collateral Agent and the Subordinated Creditor are not, however, obligated to share such information.

18. Notices:    Any notice or other communication required hereunder shall be in writing (messages sent by e-mail or other electronic transmission (other than by telecopier) shall not constitute a writing, however any signature on a document or other writing that is transmitted by e-mail or telecopier shall constitute a valid signature for purposes hereof), and shall be deemed to have been validly served, given or delivered when received by the recipient if hand delivered, sent by commercial overnight courier or sent by facsimile, or three (3) Business Days after deposit in the United States mail, with proper first class postage prepaid and addressed to the party to be notified as follows:

To FGI:	Faunus Group International, Inc.
80 Broad Street, 22nd Floor
New York, NY 10004
Attn: Joseph Albertelli
Facsimile No.: (212) 248-3404

To Subordinated Creditor:	The respective address as indicated on the signature page of this Agreement under each Subordinated Creditor’s signature

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To Collateral Agent:	Worldwide Stock Transfer LLC
433 Hackensack ave
Level L
Hackensack, NJ 07601
Attn: Jonathan Gellis
Facsimile No.: (201) 820-2010

To the Obligor:	Ads in Motion, Inc.
159 South Street
Morristown, NJ 07960
Attn: Jordan Glatt
Facsimile No.: (973) 984-9508

19. Entire Agreement; Captions:  This Subordination Agreement contains the entire agreement between the parties regarding the subject matter hereof and may be amended, supplemented or modified only by written instrument executed by FGI, Collateral Agent and the Subordinated Creditor.  The paragraph headings are for convenience of reference only and are not intended to fully describe or give notice of the contents of any provision.

20. Severability:  In case any one or more of the provisions contained in this Subordination Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

21. Counterparts; Facsimile Signatures:  This Subordination Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Subordination Agreement by facsimile transmission or PDF shall be effective as delivery of a manually executed counterpart.  Any party so executing this Subordination Agreement by facsimile transmission or PDF shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission or PDF.

22. Noncontravention:  Collateral Agent and Subordinated Creditor each hereby represents and warrants that neither the execution or delivery of this Subordination Agreement nor fulfillment of nor compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions, or provisions of or constitute a default under any agreement or instrument to which Collateral Agent or Subordinated Creditor, as applicable, or any of the Collateral Agent’s or Subordinated Creditor’s, as applicable, assets is now subject.

23. Waiver of Acceptance:  Any notice of acceptance of this Subordination Agreement is hereby waived.

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24. Successors and Assigns; Assignment by FGI:  This Subordination Agreement shall be binding upon the parties hereto, and each of the parties’ successors, representatives and assigns. Debtors and any other persons or entities whatsoever, including without limitation any other third party donee, investor, incidental beneficiary or any creditor of Debtors, or any of them, shall have no right, benefit, priority or interest under or because of the existence of this Subordination Agreement.  This Subordination Agreement may also be assigned by FGI, in whole or in part in connection with any assignment or transfer of any portion of the Senior Obligations, or otherwise, without notice to or consent of Collateral Agent or Subordinated Creditor; provided, however, if requested by FGI, Collateral Agent and Subordinated Creditor shall execute and deliver in favor of the holders of the Senior Obligations one or more subordination agreements containing terms and provisions that are substantially identical to the terms and provisions of this Subordination Agreement.

25. Obligor’s Agreement:  Except as provided in Section 2 above, Debtors agrees that they will not make any payment on any of the Subordinated Debt, or take any other action in contravention of the provisions of this Subordination Agreement.

26. Governing Law; Jurisdiction; Waiver of Jury Trial:

(a) THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS SUBORDINATION AGREEMENT AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

(b) Collateral Agent, Subordinated Creditor and FGI irrevocably consent and submit to the non-exclusive jurisdiction of the state courts and Federal courts in the Southern District of the State of New York and waive any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Subordination Agreement or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Subordination Agreement or the transactions related hereto, whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agree that any dispute with respect to any such matters shall be heard only in the courts described above.

(c) WAIVER OF JURY TRIAL; SERVICE OF PROCESS; CONSEQUENTIAL DAMAGES:  COLLATERAL AGENT, SUBORDINATED CREDITOR AND FGI HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS SUBORDINATION AGREEMENT OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS SUBORDINATION AGREEMENT OR THE TRANSACTIONS RELATED HERETO WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.  COLLATERAL AGENT, SUBORDINATED CREDITOR AND FGI HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT COLLATERAL AGENT, SUBORDINATED CREDITOR OR FGI MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO.

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27. Interpretation of Agreement.  The parties hereto acknowledge and agree that this Subordination Agreement and the agreements or instruments entered into in connection herewith have been negotiated at arm’s-length and among parties equally sophisticated and knowledgeable in the matters dealt with in this Agreement or in such agreements or instruments.  Accordingly, any rule of law or legal decision that would require interpretation of any ambiguities in this Subordination Agreement or the agreements or instruments entered into in connection herewith against the party that has drafted it is not applicable and is waived.  The provisions of this Subordination Agreement and the agreements and instruments entered into in connection herewith shall be interpreted in a reasonable manner to effect the intent of the parties as set forth herein or therein.

SIGNATURES ON FOLLOWING PAGES

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IN WITNESS WHEREOF, the Undersigned has executed this agreement as of the date first written above.

SUBORDINATED CREDITOR

BRIO CAPITAL L.P.

By:	/s/ Shaye Hirsch
Name:	Shaye Hirsch
Title:	Managing Partner

Address for Notice:

Attn:
Facsimile:

[Signature page continued on the next page]

IN WITNESS WHEREOF, the Undersigned has executed this agreement as of the date first written above.

SUBORDINATED CREDITOR

BRIO CAPITAL SELECT LLC

By:	/s/ Shaye Hirsch
Name:	Shaye Hirsch
Title:	Managing Member

Address for Notice:

Attn:
Facsimile:

[Signature page continued on the next page]

IN WITNESS WHEREOF, the Undersigned has executed this agreement as of the date first written above.

SUBORDINATED CREDITOR

CAPE ONE FINANCIAL MASTER FUND, LTD.

By:	/s/ Reid Drescher
Name:	Reid Drescher
Title:	Director

Address for Notice:

Attn:
Facsimile:

[Signature page continued on the next page]

IN WITNESS WHEREOF, the Undersigned has executed this agreement as of the date first written above.

SUBORDINATED CREDITOR

BERDON VENTURE ASSOCIATES, LLC

By:	/s/ Frederick Berdon
Name:	Frederick Berdon
Title:

Address for Notice:

Attn:
Facsimile:

[Signature page continued on the next page]

IN WITNESS WHEREOF, the Undersigned has executed this agreement as of the date first written above.

SUBORDINATED CREDITOR

/s/ Herbert Glatt
HERBERT GLATT

Address for Notice:

Attn:
Facsimile:

[Signature page continued on the next page]

IN WITNESS WHEREOF, the Undersigned has executed this agreement as of the date first written above.

SUBORDINATED CREDITOR

/s/ Lee Karls
LEE KARLS

Address for Notice:

Attn:
Facsimile:

[Signature page continued on the next page]

IN WITNESS WHEREOF, the Undersigned has executed this agreement as of the date first written above.

SUBORDINATED CREDITOR

ROSTA, LLC

By:	/s/ Robert J. Goldfein
Name:	Robert J. Goldfein
Title:	Managing Partner

Address for Notice:

Attn:
Facsimile:

[Signature page continued on the next page]

IN WITNESS WHEREOF, the Undersigned has executed this agreement as of the date first written above.

COLLATERAL AGENT

WORLDWIDE STOCK TRANSFER , LLC

By:	/s/ Jonathan Gellis
Name:	Jonathan Gellis
Title:	President

Intending to be legally bound, Obligor consents
and agrees to the terms of the Subordination
Agreement as of the date first above written:

ADS IN MOTION, INC.

By:	/s/ Jordan Glatt
Name:	Jordan Glatt
Title:	President and Chief Executive Officer

MAGLA PRODUCTS, LLC

By:	/s/ Jordan Glatt
Name:	Jordan Glatt
Title:	President

MAGLA INTERNATIONAL, LLC

By:	/s/ Jordan Glatt
Name:	Jordan Glatt
Title:	President

Agreed to and Acknowledged:

FAUNUS GROUP INTERNATIONAL, INC.

By:	/s/ Joe Albertelli
Name:	Joe Albertelli
Title:	E.V.P.

SCHEDULE A

This Subordination Joinder Agreement, dated as of _______, 201__, is delivered pursuant to the Subordination Agreement (as amended or modified from time to time, the “Subordination Agreement”), dated as of April ___, 2011, by and among Faunus Group International, Inc. (“FGI”), Magla Products, LLC, a New Jersey limited liability company (“Magla Products”), Magla International LLC, a New Jersey limited liability company (“Magla International” and together with Magla Products, the “Magla Entities”) and Ads in Motion, Inc., a Delaware corporation (“Obligor” and together with Magla Entities, the “Debtors”), Investors named on the signature pages thereto and any other investor under the SubDebt Agreements (collectively, the “Subordinated Creditor”) and Collateral Agent (as defined therein).

By executing and delivering this Subordination Joinder Agreement, the undersigned shall be a party to the Subordination Agreement as a Subordinated Creditor thereunder with the same force and effect as if originally named as a Subordinated Creditor therein.

By acknowledging and agreeing to this Subordination Joinder Agreement, the undersigned hereby agree that this Subordination Joinder Agreement may be attached to and made a part of the Subordination Agreement as of the date hereof.

IN WITNESS WHEREOF, the undersigned have caused this Subordination Joinder Agreement to be duly executed and delivered as of the date first above written.

By:
Name:
Title:

SCHEDULE B

Securities Purchase Agreement by and among the Company and the Investors dated as of March 25, 2011.

Senior Secured Subordinated Notes executed by the Company in favor of the Investors dated as of March 25, 2011.

Series A Warrants executed by the Company in favor of the Investors as of March 25, 2011.

Series B Warrants executed by the Company in favor of the Investors as of March 25, 2011.

Collateral Agency Agreement by and among the Company, the collateral agent designated therein (the “Collateral Agent”) and the Investors dated as of April 5, 2011.

Security Agreement by and between the Company and the Collateral Agent dated as of April 5, 2011.

Guaranty executed by Magla International, LLC and Magla Worldwide, Ltd. as guarantors in favor of the Collateral Agent dated as of April 5, 2011.

Pledge Agreement executed by Jordan Glatt as pledgor in favor of the Collateral Agent as pledgee dated as of April 5, 2011